UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 17, 2005

MATRIX BANCORP, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-21231	84-1233716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

700 Seventeenth Street, Suite 2100	Denver, Colorado	80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (303) 595-9898

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On June 17, 2005, Matrix Bancorp, Inc. (the “Company”) issued a press release announcing the decision by the Texas Supreme Court reversing a judgment against a subsidiary of the Company, Sterling Trust Company, and remanding the case for further proceedings. A copy of this press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of business acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits.

99.1	Press Release, dated June 17, 2005, announcing the decision of the Texas Supreme Court in Sterling Trust Company v. Roderick Adderley

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MATRIX BANCORP, INC.

Date: June 17, 2005	By:	/s/ Richard V. Schmitz

Name: Richard V. Schmitz Title: Chairman of the Board and Co-Chief Executive Offier

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